EV Marathon
Information
Age Fund

[PHOTO OF BABY LOOKING AT COMPUTER IN SPHERE SHAPED LINES OMITTED]

Annual
Shareholder
Report
August 31, 1996

EV Marathon Information Age Fund
24 Federal Street
Boston, MA 02110



To Shareholders

EV Marathon Information Age Fund had a total return of 10.4% for the period from inception on September 18, 1995 through August 31, 1996. That performance was the result of an increase in net asset value per share from $10.00 to $11.04 during that time period. It does not not include the contingent deferred sales charge on certain redeeming shareholders. By comparison, the S&P 500 - an unmanaged index of U.S. common stocks - rose 13.4%, while the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) - an unmanaged index of global common stocks - rose 6.1%* during the same period.

In a volatile investment period, Information Age companies continued to make headlines...

While the stock markets remained volatile in 1996, information-based companies continued to forge new alliances and transform the face of information industries. For example, Intel, a large Portfolio holding, teamed with software leader Microsoft to develop Internet telephony standards. Another large Portfolio investment, Cisco Systems, Inc., agreed with long-distance carrier Sprint to standardize voice, video, and data integration for the World Wide Web. Elsewhere, Portfolio holding Providence Journal Co. agreed to a purchase by A.H. Belo, creating a media powerhouse whose television station properties reach across the nation.

*The total return figure for the MSCI EAFE Index is for the period 9/30/95-8/31/96. It is not possible to invest directly in these Indices.

Companies spend fewer dollars on bricks and mortar... more on computers and information technology...

A trend first noted early in the decade has gathered steam in 1996, as companies are spending more on communications and multimedia equipment than on construction, mining, farm and industrial equipment. That trend is consistent with industry's efforts to purchase technology that will give them an edge in the growing, competitive global marketplace. Companies increasingly view information technology not merely as a business expenditure, but as an investment they hope will pay future dividends. Those dividends are measured in more productive employees and better management of time and resources.

Businesses that supply these services, equipment, information, and media resources are among the fastest-growing companies in the world. While naturally, past trends cannot guarantee future results, the outlook for information companies remains promising. We believe that shareholders of EV Marathon Information Age Fund will continue to share in the long-term growth of the information industries.

Sincerely,

/S/James B. Hawkes

James B. Hawkes
President
October 20, 1996



Management Discussion:
Duncan W. Richardson and the Hon. Jacob Rees-Mogg

An interview with Duncan W. Richardson, Vice President, Eaton Vance Management, and the Hon. Jacob Rees-Mogg, of Lloyd George
Management, Ltd., Investment Advisers to the Information Age
Portfolio.

Q: Duncan, the Fund has fared very well since its inception, despite a difficult climate for some of its sectors. To what do you attribute that?

Mr. Richardson: There were several reasons. First, in recent months, the market has put a premium on stock picking. We are, above all, driven by fundamentals, and tend to focus first and foremost on individual companies with good growth prospects. We were able to do that successfully during this period.

[PHOTO OF DUNCAN W. RICHARDSON OMITTED]

Second, the Fund is a global growth fund. While there are certainly additional market, political and currency risks associated with global investing, the Fund's global approach has offered broader diversification and partially insulated it from some of the recent volatility in the U.S. market. Finally, while the Fund has some exposure to certain technology-based sectors of the market, the Fund is not primarily a technology fund. That's a very important distinction. We were able to invest in a wide range of industries that we believe have the most promising growth prospects, and were thus able to sidestep many of the problems encountered by the technology sector in the past year.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Q: Jacob, the benefits of global diversification were clearly evident during this period. Where have you been focusing your investments?

Mr. Rees-Mogg: From a country standpoint, there was a modest shift from Europe and the U.K. toward Asia and the Pacific. Asia has increasingly presented us with some interesting opportunities in "content" companies. The emphasis on stock-picking has been no less intense in the international markets than in the U.S. market, as the performance of different markets varied widely.

[PHOTO OF HON. JACOB REES-MOGG OMITTED]

From a sectoral standpoint, we have focused on content companies. A growing number of entertainment distributors, combined with increasing levels of wealth and leisure time, have created a massive and growing demand for entertainment products. We have emphasized creative companies that are producing quality products in their individual markets.



[GRAPHICS OF PROCESSOR CHIP, COMPUTER & FILM PROJECTOR OMITTED: Information Age Portfolio*: Investing in the growth industries of the world's information-driven economies...]

Examples:

Intel Corp.
Cisco Systems
Oracle Corp.

Reuters
DST Systems, Inc.
McGraw-Hill Companies

New World Communications
Grammy Entertainment
Sony Corp.

Foornote reads:
*As of August 31, 1996

Q: Duncan, you indicated that the past year has featured a challenging environment for some of the information-based sectors. Can you expand on that theme?

Mr. Richardson: Yes. The period brought a fairly hostile climate for some information sectors. Technology stocks badly underper-formed as the sector was hit by sporadic earnings disappointments. And, as is sometimes the case in the technology group, much of the sector was dragged lower by companies with earnings shortfalls. In the entertainment sector, some companies faltered as investors questioned the companies' high cost structures amid an increasingly competitive entertainment market. Finally, in the telecommunications segment, long distance providers and regional Bell operating company stocks lagged the market as investors questioned the outlook following landmark legislation. Thus, with difficulties in several large information sectors, it was a most challenging period.

Q: Jacob, you also alluded to the importance of stock-picking in the global markets. Can you give an example?

Mr. Rees-Mogg: Certainly. Thailand comes immediately to mind. The Thai market has been under significant pressure in 1996 due to concerns over high inflation, high interest rates, disappointing first quarter earnings, and an on-going political squabble that appears to threaten the stability of the present Thai government. However, despite the overall market woes, several Thai companies, including Fund holding Grammy Entertain-ment PLC, turned in a sterling performance.

While the overall Thai market declined 20% in the first half of the year, Grammy rose more than 40%. Thai media companies such as Grammy have benefited from first-rate management and from their ability to produce entertainment products that are superior in their rapidly-growing markets. That has generally been our approach in these different foreign markets and it has paid off handsomely.

Q: Are there any specific areas in the international markets that you presently find especially attractive?

Mr. Rees-Mogg: Yes. Telecommunication stocks are very interesting, especially in Asia. The telecom group drew interest from investors earlier in the year but has since retreated to more reasonable valuations. At these levels, the stocks are very compelling, especially given their continued, strong cash flow growth. Hong Kong Telecom and Philippine Long Distance are among the Fund's Asia-based telecom investments. Hong Kong Telecom is potentially well-positioned to take advantage of its access to the Chinese market.

Philippines Long Distance is the dominant supplier of public phone services in the Philippines. With a current penetration rate of only
2.1 telephones per 100 people in the country, the company has very attractive growth prospects. Apart from Asia, we've also found some attractive telecoms in Europe. For example, we have an investment in STET, the Italian telecom company. Mobile phones have caught on fabulously among Italian consumers. STET's 57%-owned Telecom Italia Mobile enjoyed 72% subscriber growth in 1995 alone.

Q: Are there any areas in the international markets where you're exercising caution at this point?

Mr. Rees-Mogg: Yes. Japan is a good example of an area where we have become increasingly selective. Japan clearly remains a most important segment of the world economy as well as an important player among the information-based industries. However, the outlook is somewhat uncertain with respect to the technology front. For example, orders for semiconductor equipment in Japan fell sharply in mid-summer. As a result, prices for memory chips have declined sigificantly. It's quite uncertain when demand will pick up again and the timing is very difficult to ascertain. That segment of technology tends to influence the remainder of the Japanese technology stocks. So, for the time being, I remain cautious with respect to Japan's technology issues.

[GRAPHIC PIE CHARTS OMITTED: Information Age Portfolio: Asset Allocation*] Caption reads: Based on market value as of August 31, 1996

By Region/Country...

U.S                  48.6%

Asia/Pacific         17.7%

U.K.                 17.1%

Europe               10.5%

Japan                 6.2%


By Industry (Common Stocks only)...

Hardware & Software                16.4%

Publishing                         16.3%

Business services                  15.0%

Broadcasting                       13.3%

Entertainment                      12.1%

Other                              11.8%

Telephone services                  7.2%

Electronics                         5.5%

Semiconductors                      2.3%

Footnote reads:
*Since the Porfolio is actively managed, country allocations and industry holdings are subject to change.

Q: What U.S.-based companies have been among the Fund's stronger performers?

Mr. Richardson: The Fund's best-performing stocks have featured a mix of large-cap companies that dominate their industries with strong earnings growth together with smaller companies that have made a name for themselves in small niche markets.

For example, Intel Corp. is the Fund's largest U.S. holding. The company remains the industry standard for microprocessors and has been reporting much stronger than expected earnings this year. Intel's earnings performance stands out in a difficult climate for U.S. technology companies. The market has rewarded its superior earnings prospects and the stock rose more than 50% in the period from January through August.

Q: What other areas drove the U.S. portion of the Fund?

Mr. Richardson: Computer services companies and broadcasting were also among the Fund's stronger sectors. Computer services companies have been able to take advantage of the increasing trend within industry to outsource some computer functions. Companies such as First Data Corp. and Automatic Data Processing Corp. performed well for the Fund and helped counter the downtrend in other segments of the technology sector.



[GRAPHIC OF SATELLITE DISH OMITTED: Even among the world's most advanced cellular markets, there is ample room for growth.]

Caption reads:
World's Top Ten Cellular phone markets by market penetration:

                    Subscribers per
                    1000 inhabitants:
1.) Sweden                 23

2.) Norway                 22

3.) Finland                20

4.) Denmark                16

5.) Australia              14

6.) United States          13

7.) Brunei                 12

8.) Hong Kong              12

9.) Iceland                11

10.) New Zealand           11

Footnote reads:
Source: Financial Times
        International Telecommunication Union

Among broadcasting and media companies, New World Communications and Providence Journal Co. each fared very well, up 31% and 25%, respectively. New World Communica-tions is a producer of television programming and the owner of ten Fox-affiliated television stations, while Providence Journal is the owner of some print media properties as well as nine network-affiliated television stations around the country.

Q: Many of the Fund's investments are mid-cap to large-cap issues. Did any small-cap stocks contribute to the Fund's performance?

Mr. Richardson: Yes. At the smaller end of the market-cap spectrum, we owned Galileo Electro-Optics Corp., which more than doubled during the period. The company is a niche manufacturer that supplies fiber optic materials for a wide range of applications, including night-scopes for the military, arthroscopes for medical procedures, and glass- coated instruments for Xerox copiers. The company has a dominant position within its various business segments, enjoys some pricing flexibility, and has a growth strategy that could result in a much larger company a few years down the road.

Q: Jacob, in your view, what sets this Fund apart from other funds that invest in these industries?

Mr. Rees-Mogg: In this Fund, we have a good deal of flexibility in our approach to the information-based industries. The wide parameters of our investment mandate enhance our ability to moderate risk. As we've indicated earlier, that was especially important during this period. Furthermore, as Duncan noted, we are not tied to technology as closely as are some other funds, which helps us lessen the effect of the occasional technology sell-off.

Finally, we believe that one of our major strengths is that we have research capabilities that span the globe, enhancing our ability to monitor information companies on a global basis. All of these aspects contribute to the Fund's flexibility and give us a singular profile among information funds.

Q: Duncan, what is your outlook for the information-based stocks in the year ahead?

Mr. Richardson: We see the demand for information equipment, services, and products continuing to grow, both in industrialized nations and developing nations. The rush to fill their communications needs continues to create vast opportunities. Naturally, past trends do not guarantee future performance and this investment is, of course, subject to the risks of changing technologies, fluctuations in foreign markets, and shifting political trends. But we believe that the information industries present some of the most promising long-term opportunities for growth today. And we expect that patient shareholders of EV Marathon Information Age Fund will share in that growth.



Some Recent Developments among Information Age companies:

(bullet) Oracle Corp. - one of the fastest-growing suppliers of business applications software, Oracle is developing equipment to facilitate global network access. The Redwood City, CA company has devised a lean, inexpensive PC with Web-browsing software that will enable viewers to access the Internet via phone lines and view it on their televisions.

(bullet) Duracell International - the world's largest maker of alkaline batteries agreed to be acquired by Gillette, a leading personal care products company. The Duracell acquisition will boost Gillette's size by 30%, while adding an important new product line, especially for European and emerging markets.

(bullet) News Corp. - the global media giant has formed Internet
         Ventures to create interactive games for the World Wide Web. Among the company's first offerings is a game based on the "X-Files," Fox Television's most popular prime-time show.



[GRAPHIC WORM CHART OMITTED: Comparison of change in Value of a $10,000 Investment in EV Marathon Information Age Fund, the Standard & Poor's 500 Index (S&P 500) and the Europe-Australasia-Far East Index (EAFE)

Caption reads: From September 30,1995 through August 31, 1996

Inset box info reads:
------------------------------------------------------
                    CUMULATIVE                Value of
                         TOTAL      1    Investment at
                       RETURNS   Year             8/31
------------------------------------------------------
                     With CDSC    5.4%         $10,366
------------------------------------------------------
                  Without CDSC   10.4%         $10,866
------------------------------------------------------

Data from worm chart reads:

      Date  Fund @ NAV  Fund w/CDSC  S&P Index   EAFE Index
  --------  ----------  -----------  ---------   ----------
   9/30/95     $10,000      $10,366    $10,000      $10,000
  10/31/95     $10,128      $10,366     $9,950       $9,734
  11/30/95     $10,226      $10,366    $10,359      $10,007
  12/31/95     $10,285      $10,366    $10,600      $10,413
   1/31/96     $10,315      $10,366    $10,946      $10,458
   2/28/96     $10,541      $10,366    $11,022      $10,496
   3/31/96     $10,571      $10,366    $11,168      $10,722
   4/30/96     $11,112      $10,366    $11,318      $11,036
   5/31/96     $11,329      $10,366    $11,577      $10,836
   6/30/96     $11,161      $10,366    $11,668      $10,899
   7/31/96     $10,482      $10,366    $11,135      $10,583
   8/31/96     $10,866      $10,366    $11,344      $10,609

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced on 9/18/95

+ Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.



Fund Performance

In accordance with SEC guidelines, we are including a performance chart that compares your Fund's total return with that of two broad-based investment indices. The lines on the chart represent the total returns of $10,000 hypothetical invest-ments in EV Marathon Information Age Fund, the unmanaged S&P 500 Stock Index, and the unmanaged Morgan Stanley Capital International EAFE Index (MSCI
EAFE). Unlike the Fund, the S&P 500 includes only U.S. common stocks, while the EAFE is composed of foreign companies. Both indices are broad-based, whereas the Fund concentrates investments in information-based companies.

The Total Return Figures

The solid purple line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects Fund expenses and transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The second dollar figure for the Fund reflects the Fund's maximum applicable deferred sales charge (CDSC), deducted at redemption as follows: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1%
- 6th year.

The dotted black line represents the performance of the S&P 500 Index. The dashed black line represents the performance of the MSCI EAFE Index. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Indices.



EV Marathon Information Age Fund
Financial Statements


Statement of Assets and Liabilities
August 31, 1996
----------------------------------------------------------------------------------------------------------------------
Assets:
Investment in Information Age Portfolio (Portfolio), at value (Note 1A)
(identified cost, $20,463,124)                                                                          $  21,752,820
Receivable for Fund shares sold                                                                                47,232
Deferred organization expenses (Note 1D)                                                                       36,532
Tax reclaim receivable                                                                                          4,129
                                                                                                        -------------
Total assets                                                                                            $  21,840,713

Liabilities:
Payable for Fund shares redeemed                                                    $      33,684
Payable to affiliate --
Trustees' fees                                                                                 27
Accrued expenses                                                                            6,524
                                                                                    -------------
Total liabilities                                                                                              40,235
                                                                                                        -------------
Net Assets for 1,974,488 shares of beneficial interest outstanding                                      $  21,800,478
                                                                                                        =============
Sources of Net Assets:
Paid-in Capital                                                                                         $  20,623,491
Accumulated net realized loss on investment and
foreign currency transactions from Portfolio                                                                 (106,601)
Accumulated net investment loss                                                                                (6,108)
Unrealized appreciation of investments and foreign currency from Portfolio
(computed on the basis of identified cost)                                                                  1,289,696
                                                                                                        -------------
Total                                                                                                   $  21,800,478
                                                                                                        =============
Net Asset Value, Offering and Redemption Price (Note 6) Per Share
($21,800,478 (divided by) 1,974,488 shares of beneficial interest)                                             $11.04
                                                                                                               ======

See notes to financial statements





Statement of Operations
For the Period from the Start of Business, September 18, 1995 to August 31, 1996
----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B):
Dividend income allocated from Portfolio
(net of foreign taxes, $20,022)                                                                      $     147,416
Interest income allocated from Portfolio                                                                    79,663
Expenses allocated from Portfolio                                                                         (209,977)
                                                                                                     -------------
Total investment income                                                                              $      17,102
Expenses --
Management fee (Note 3)                                                          $      34,782
Compensation of Trustees not members of the
Administrator's organization (Note 3)                                                      109
Distribution fees (Note 5)                                                             104,346
Transfer and dividend disbursing agent fees                                             18,678
Printing and postage                                                                    17,153
Registration fees                                                                        9,745
Amortization of organization expenses (Note 1D)                                          9,470
Legal and accounting services                                                            6,509
Custodian fee                                                                            2,778
                                                                                 -------------
Total expenses                                                                                             203,570
                                                                                                     -------------
Net investment loss                                                                                  $    (186,468)
                                                                                                     -------------
Realized and Unrealized Gain (Loss) from Portfolio:
Net realized loss from Portfolio (identified cost basis) --
Investment transactions                                                          $     (86,012)
Foreign currency and forward foreign currency contracts                                (27,040)
                                                                                 -------------
Net realized loss                                                                                    $    (113,052)
Unrealized appreciation of investments and foreign currency from Portfolio                               1,289,696
                                                                                                     -------------
Net realized and unrealized gain                                                                     $   1,176,644
                                                                                                     -------------
Net increase in net assets from operations                                                           $     990,176
                                                                                                     =============

See notes to financial statements





Statement of Changes in Net Assets
For the Period from the Start of Business, September 18, 1995 to August 31, 1996
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From operations --
Net investment loss                                                       $    (186,468)
Net realized loss from Portfolio                                               (113,052)
Unrealized appreciation from Portfolio                                        1,289,696
                                                                          -------------
Net increase in net assets from operations                                $     990,176
                                                                          -------------
Transactions in shares of beneficial interest (Note 4) --
Proceeds from sale of shares                                              $  24,825,891
Cost of shares redeemed                                                      (4,015,589)
                                                                          -------------
Increase in net assets from Fund share transactions                       $  20,810,302
                                                                          -------------
Net increase in net assets                                                $  21,800,478
Net Assets:
At beginning of period                                                               --
                                                                          -------------
At end of period (including accumulated net
investment loss of $6,108)                                                $  21,800,478
                                                                          =============

See notes to financial statements





Financial Highlights
For the Period from the Start of Business, September 18, 1995 to August 31, 1996
----------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                 $ 10.000
                                                                       --------
Income from operations:
Net investment loss                                                    $ (0.134)
Net realized and unrealized gain
on investments                                                            1.178
                                                                       --------
Total income from operations                                           $  1.040
                                                                       --------
Net asset value -- End of period                                       $ 11.040
                                                                       ========
Total Return (1)                                                          10.40%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)                               $21,800
Ratio of net expenses to average daily net assets *                        2.96%+
Ratio of net investment loss to average daily net assets                  (1.34%)+

*   Includes the Fund's share of Information Age Portfolio's allocated expenses.
+   Computed on an annualized basis.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.

Note: The above per share information is computed based on average shares outstanding.

See notes to financial statements




Notes to Financial Statements
August 31, 1996

(1) Significant Accounting Policies

EV Marathon Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (50.9% at August 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial
Statements which are included elsewhere in this report.

B. Income - The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, net capital losses of $91,588 attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year.

D. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. Expense Reduction - Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Porfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on a trade date basis.



(2) Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the period ended August 31, 1996, $180,360 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $6,451 was reclassed from accumulated net relized loss on investments and foreign currency transactions to paid-in capital due to permanent differences between book and tax accounting for captial losses. Net investment loss, net realized captial loss and net assets were not affected by these reclassifications.

(3) Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the period ended August 31, 1996 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $34,782. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.



(4) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business September 18, 1995 to August 31, 1996 were as follows:

Sales                                              2,344,257
Issued to shareholders electing to
receive payments of distributions
in Fund shares                                            --
Redemptions                                         (369,769)
                                                   ---------
Net increase                                       1,974,488
                                                   =========

(5) Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
(i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $104,346 to EVD for the period from the start of business September 18, 1995 to August 31, 1996, representing 0.75% of average daily net assets. At August 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $923,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. The fund expects to begin accruing for its service fee payments during the quarter ending September 30, 1996.

Certain officers and Trustees of the Fund are officers or directors of EVD.

(6) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $41,000 of CDSC paid by shareholders for the period ended August 31, 1996.

(7) Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $24,778,935 and $4,215,732, respectively.



Independent Auditor's Report

To the Trustees and Shareholders of
EV Marathon Information Age Fund
(a series of Eaton Vance Growth Trust):

We have audited the accompanying statement of assets and liabilities of EV Marathon Information Age Fund (one of the series constituting the Eaton Vance Mutual Funds Trust) as of August 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business September 18, 1995, to August 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Information Age Fund at August 31, 1996, the results of its operations, the changes in net assets, and the financial highlights for the respective stated period, in conformity with generally accepted accounting principles.

                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 4, 1996




Information Age Portfolio
Portfolio of Investments
August 31, 1996

Common Stock - 99.0%
--------------------------------------------------------------------------------------
Name of Company                                             Shares               Value
                                                                              (Note 1)
--------------------------------------------------------------------------------------
Broadcasting - 15.2%
BEC World Co. Ltd.+ (2)                                     82,700            $882,395
Benpress Holdings GDR+ (2)                                  32,000             236,160
Comcast Corp.                                               26,000             419,250
Financiere Richemont+ (2)                                   30,000             451,253
Jacor Communications, Inc. (2)                              17,000             569,500
Lin Television Corp. (2)                                    15,000             536,250
Providence Journal Bulletin Class A (2)                     35,000             678,125
PT Indonesia Satellite ADR+                                 14,000             437,500
Renaissance Communications (2)                              13,000             458,250
TCA Cable TV, Inc. (2)                                       5,000             130,000
Television Broadcasts Ltd.+                                230,000             818,029
Yorkshire-Tyne Tees TV Holdings+                            45,000             862,293
                                                                           -----------
                                                                            $6,479,005
                                                                           -----------

Business, Computer, & Financial Services - 20.6%
ADT Ltd. (2)                                                25,000            $490,625
Automatic Data Processing, Inc.                             16,000             666,000
CCC Information Services (2)                                10,000             185,000
Ceridian Corp. (2)                                          10,500             447,563
Computer Sciences Corp. (2)                                 10,000             700,000
DST Systems, Inc. (2)                                       20,000             615,000
First Data Corp.                                             5,000             390,000
Fiserv, Inc. (2)                                            17,000             575,875
Metromail Corp. (2)                                         32,000             560,000
National Processing, Inc. (2)                               10,000             171,250
NTT Data Comm Systems+                                         270             827,443
Reuters Holding PLC+                                       100,000           1,165,809
Sunguard Data Systems, Inc. (2)                             14,000             598,500
True North Communications, Inc. (2)                         30,000             577,500
Xerox Corp.                                                 15,000             823,125
                                                                           -----------
                                                                            $8,793,690
                                                                           -----------

Computer Hardware & Software - 11.3%
Adobe                                                       20,000            $697,500
Bay Networks (2)                                            30,000             825,000
Broderbund Software, Inc.                                    5,000             150,625
Cisco Systems (2)                                           10,000             527,500
Information Resources (2)                                    5,000              68,750
Informix Corporation (2)                                    20,000             450,000
INTUIT Inc. (2)                                             10,000             365,000
Misys PLC+                                                  33,000             435,738
Oracle Corp. (2)                                            18,000             634,500
Scholastic Corp. (2)                                        10,000             677,500
                                                                           -----------
                                                                            $4,832,113
                                                                           -----------

Electronics - 9.1%
Allen Group (2)                                             15,000            $234,375
Anritsu Corp.+ (2)                                          30,000             411,375
Galileo Electro Optics (2)                                  32,000             860,000
Intel Corp. (2)                                             12,000             957,750
Samsung Electronics GDR+                                     3,300             256,991
Samsung Electronics GDR+ (1)                                 1,206              56,358
Sharp Corp.+                                                37,000             585,680
VTECH Holdings Ltd.+                                       275,000             506,822
                                                                           -----------
                                                                            $3,869,351
                                                                           -----------

Entertainment - 11.9%
Gaylord Entertainment                                       20,000            $490,000
Grammy Entertainment PLC+                                   43,000             564,157
Havas SA+                                                   10,000             671,505
Hoyts Cinemas+                                             255,000             403,436
New World Communications Group (2)                          10,000             230,625
News International PLC+                                    150,000             878,456
Polygram+                                                   11,000             655,132
Sony Corp.+                                                 19,100           1,198,804
                                                                           -----------
                                                                            $5,092,115
                                                                           -----------

Miscellaneous - 7.9%
Boston Scientific Corp.                                     15,000            $688,125
Duracell International, Inc.                                15,000             676,875
Eastman Kodak Co.                                           12,000             870,000
Oxford Molecular Group PLC+                                 50,000             267,051
Sofamer Inc.                                                10,000             287,500
Thermo Electron Corp.                                       15,000             594,375
                                                                           -----------
                                                                            $3,383,926
                                                                           -----------
Publishing - 16.0%
Dorling Kindersley PLC+                                     45,000            $367,546
Dow Jones & Co., Inc.                                       11,000             430,375
John Fairfax Holdings+                                     250,000             526,048
Matichon Publishing Group+                                  90,000             441,019
McGraw-Hill Companies, Inc.                                 10,000             410,000
Oriental Press Group Ltd+                                1,580,000             812,274
Pearson PLC+                                               105,000           1,119,153
United News & Media PLC+                                    50,000             559,479
Springer Axel Verlag AG+                                     1,327             784,836
Star Publications (Malaysia)+                              185,000             634,477
Wolters Kluwer NV+                                           6,000             754,114
                                                                           -----------
                                                                            $6,839,321
                                                                           -----------

Telephone Services - 7.0%
British Telecommunications PLC+                            105,000             615,739
Hong Kong Telecom+                                         300,000             502,457
Korea Mobile Telecom Corp.+                                    290             322,455
Philippine Long Distance+                                    8,300             496,963
STET+                                                      180,000             572,650
Telecom Italia Mobile SA+                                  240,000             494,984
                                                                           -----------
                                                                            $3,005,248
                                                                           -----------
Total Common Stocks (identified cost, $39,841,160)                         $42,294,769
                                                                           -----------

See notes to financial statements





Short-Term Obligations - 1.5%
----------------------------------------------------------------------------------------------------------
                                                                           Principal
                                                                              Amount                 Value
                                                                       (000 omitted)              (Note 1)
----------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 5.30s, 9/03/96                          $  621             $    620,817
(at amortized cost)

----------------------------------------------------------------------------------------------------------
Put Options Purchased - 0.2%
----------------------------------------------------------------------------------------------------------
Option to Deliver/Receive, Strike Price, Expiration Date:
JPY/USD, 101.85, December 1996 (premium paid, $58,443)                      1,650              $    78,210
                                                                                               -----------

Total Investments (identified cost, $40,520,420) - 100.7%                                      $42,993,796
Other Assets, Less Liabilities - (0.7%)                                                           (290,411)
Net Assets - 100%                                                                              $42,703,385
                                                                                               ===========
   + Foreign Security
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31,
    1996, the value of these securities amounted to $56,358 or 0.1% of net assets.
 (2) Non-income producing security.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
JPY - Japanese Yen
USD - United States Dollars

See notes to financial statements





Financial Statements

Statement of Assets and Liabilities
August 31, 1996
Assets:
Investments, at value (Note 1A) (identified cost, $40,520,420)                           $42,993,796
Cash                                                                                           1,135
Foreign currencies, at value (identified cost, $963)                                           1,153
Receivable for investments sold                                                              407,852
Dividends receivable                                                                          60,719
Deferred organization expenses (Note 1C)                                                       5,211
                                                                                         -----------
Total assets                                                                             $43,469,866
Liabilities:
Payable for investments purchased                                  $  738,113
Payable to affiliate --
Trustees' fees                                                            273
Accrued expenses                                                       28,095
                                                                   ----------
Total liabilities                                                                            766,481
                                                                                         -----------
Net Assets applicable to investors' interest in Portfolio                                $42,703,385
                                                                                         ===========
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals                                  $40,229,819
Net unrealized appreciation of investments and foreign currency
(computed on the basis of identified cost)                                                 2,473,566
                                                                                         -----------
Total                                                                                    $42,703,385
                                                                                         ===========

See notes to financial statements





Statement of Operations
For the Period from the Start of Business, September 18, 1995, to August 31, 1996
Investment Income:
Income --
Dividends (net of foreign taxes of $38,742)                                         $  283,323
Interest                                                                               140,841
                                                                                    ----------
Total income                                                                           424,164
Expenses --
Investment adviser fee (Note 2)                                  $  199,131
Administration fee (Note 2)                                          66,210
Compensation of Trustees not members of the
Investment Adviser's organization (Note 2)                              724
Custodian fees                                                      115,885
Legal and accounting services                                        15,444
Printing and postage                                                  4,361
Amortization of organization expenses (Note 1C)                       1,187
Miscellaneous                                                         2,091
                                                                 ----------
Total expenses                                                                         405,033
                                                                                    ----------
Net investment income                                                               $   19,131
                                                                                    ----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss (identified cost basis)--
Investment transactions                                          $ (218,951)
Foreign currency and forward foreign currency contracts             (50,123)
                                                                 ----------
Net realized loss                                                                    $(269,074)
Unrealized appreciation --
Investments (identified cost basis)                              $2,473,376
Foreign currency                                                        190
                                                                 ----------
Net unrealized appreciation                                                          2,473,566
                                                                                    ----------
Net realized and unrealized gain on investments                                     $2,204,492
                                                                                    ----------
Net increase in net assets from operations                                          $2,223,623
                                                                                    ==========

See notes to financial statements





Statement of Changes in Net Assets
For the Period from the Start of Business, September 18, 1995, to August 31, 1996
Increase (Decrease) in Net Assets:
From operations --
Net investment income                                                         $    19,131
Net realized loss on investments and foreign currency transactions               (269,074)
Net unrealized appreciation of investments and foreign currency                 2,473,566
                                                                              -----------
Increase in net assets from operations                                        $ 2,223,623
                                                                              -----------
Capital transactions --
Contributions                                                                 $47,226,307
Withdrawals                                                                    (6,846,545)
                                                                              -----------
Increase in net assets resulting from capital transactions                    $40,379,762
                                                                              -----------
Total increase in net assets                                                  $42,603,385
Net Assets:
At beginning of period                                                            100,000
                                                                              -----------
At end of period                                                              $42,703,385
                                                                              ===========

See notes to financial statements





Supplementary Data
For the Period from the Start of Business, September 18, 1995, to August 31, 1996
Ratios (to average daily net assets):
Expenses                                                                    1.52%+
Net investment income                                                       0.07%+
Portfolio Turnover                                                           115%
Average commission rate paid *                                           $0.0303
Net Assets, end of period (000 omitted)                                  $42,703

+ Computed on an annualized basis.
* Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

C. Deferred Organization Expenses - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.



E. Options on Foreign Currency - Upon the purchase of a put option on foreign currency by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

F. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported period. Actual results could differ from those estimates.

I. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

J. Expense Reduction - Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses in the Statement of Operations.



(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management
(EVM), and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM, (the Advisers) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to August 31, 1996 the adviser fee was 0.75% (annualized) of average net assets for such period and amounted to $199,131. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to August 31, 1996, the administration fee was 0.25% (annualized) of average net assets for such period and amounted to $66,210. Except as to Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred
Compensation Plan. For the period ended August 31, 1996, no significant amounts have been deferred.

Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

(3) Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $70,236,045 and $30,143,015, respectively.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                 $   62,295
                                               ==========
Gross unrealized appreciation                  $3,447,113
Gross unrealized depreciation                   1,015,612
                                               ----------
Net unrealized appreciation                    $2,431,501
                                               ==========



(5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

(6) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at August 31, 1996.

(7) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.



Independent Auditors' Report

To the Trustees and Investors of
Information Age Portfolio:

We have audited the accompanying statement of assets and liabilities of Information Age Portfolio, including the portfolio of investments, as of August 31, 1996, and the related statement of operations, the statement of changes in net assets and the suplementary data for the period from the start of business, September 18, 1995, to August 31, 1996. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of Information Age Portfolio as of August 31, 1996, and the results of its operations, changes in its net assets and supplementary data for the respective stated period, in conformity with United States generally accepted accounting principles.

                                                 Coopers & Lybrand
                                             Chartered Accountants

Toronto, Canada
October 4, 1996



EV Marathon
Information
Age Fund

Officers
--------------------
James B. Hawkes
President and Trustee

M. Dozier Gardner
Vice President

William D. Burt
Vice President

Barclay Tittmann
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees
--------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business
Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Information
Age Portfolio

Officers
--------------------
James B. Hawkes
President and Trustee

William Chisholm
Vice President

Michel Normandeau
Vice President

Raymond O'Neill
Vice President

Duncan W. Richardson
Vice President and Co-Portfolio Manager

Hon. Robert Lloyd George
Vice President, Trustee and Co-Portfolio Manager

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees
--------------------
Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business
Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



[LOGO: ARCHED DOORWAY]

Sponsor and Manager of
EV Marathon Information Age Fund
and Administrator of
Information Age Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Co-Advisers of Information Age Portfolio

Boston Management and Research
24 Federal Street
Boston, MA 02110

Lloyd George Investment Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(800) 225-6265

Custodian

Investors Bank & Trust Company
89 South Street
Boston, MA 02205-1537

Transfer Agent

First Data Investors Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

M-IASRC-10/96